Exhibit 10.3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SERVICE AGREEMENT	Amendment

AMENDMENT TO SERVICE AGREEMENT

CIC and Client hereby agree to supplement the Service Agreement as follows:

Section 1. License

Notwithstanding the final sentence of Section 1, the parties agree that Client will have a license to use and occupy the Space as provided in Section 2 below from October 1, 2024 until August 31, 2026 [the Term], with an option to extend this license for two additional 18 months terms, at the rates provided in Section 6 below.

Neither party may terminate the Space before August 31, 2026, except (a) by mutual agreement in writing signed by both parties or (b) by CIC in accordance with Section 3 (as to abandonment), Section 12, 13, 23 and/or Section 24.

This Space-Specific Amendment replaces the amendment executed by Client on January 15, 2024, which the parties agree is now null and void.

If Client occupies any other part of any CIC Premises beyond the Space listed in Section 2 during the Term or one or both of the 18 month extension terms, such occupancy will not be subject to the amended termination rights as set forth herein.

Section 2. Space and Services

The below Spaces are included in this Term:

LAB RESERVATION	MARKET RATE MONTHLY FEES	[***] Off Proposal	LAB + OFFICE KEYCARDS
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

SERVICE AGREEMENT	Amendment

OFFICE/STORAGE RESERVATION	MARKET RATE MONTHLY FEES	[***] Off Proposal	OFFICE ONLY KEYCARDS
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
TOTAL PROPOSED WORKSPACE FEES:		$239,606.50

Section 6. Fees and Payments

The parties agree that the monthly fees associated with the Spaces listed in Section 2 shall be a [***] reduction from the rate listed in the Section 2 table. Any additional spaces added during the Term will also include the [***] price reduction from market rate. If the client terminates the agreement before the Term expires, they are obligated to pay [***] of the remaining value for the uncompleted period.

If Client exercises its option to extend with [***] written notice prior to term expiration, the first 18 month extension period will continue with the [***] reduction applied during the Term. If Client exercises its option to extend with [***] Notice, the extension will be at CIC’s standard market rate. The Client has a further option to extend for a second 18 month period. If Client exercises its option to extend with [***] written notice prior to expiration of the extended term, CIC and Client shall negotiate in good faith a reduction from CIC’s standard market rate. With [***] notice, the extension will be at CIC’s standard market rate. For clarity, notwithstanding anything to the contrary herein, in the event Client exercises its option to extend for one or both of the 18 month extensions terms, then neither party may terminate the Space before the end of the applicable extension term except (a) by mutual agreement in writing signed by both parties or (b) by CIC in accordance with Section 3 (as to abandonment), Section 12, 13, 23 and/or Section 24.

During the Term, this amendment supplements the third paragraph of Section 6 (“Fees and Payments”) of the Service Agreement by providing Client with an opportunity for deferral and possible forgiveness of price adjustments otherwise permitted under Section 6.

All other terms of the Service Agreement, including without limitation Section 1 (“License”), remain unchanged.

SERVICE AGREEMENT	Amendment

[Signature page follows]

SERVICE AGREEMENT	Amendment

The parties have caused this Amendment to be executed effective as of the date of last signature below by their respective duly authorized representatives.

Cabaletta Bio, Inc. (“Client”)	CIC Innovation Communities, LLC (“CIC”)

Licensee Federal Tax ID#: 82-1685768
(If left blank, agreement becomes personal obligation of signer)
Signature: /s/ Steven Nichtberger	Signature: /s/ Timothy Rowe
Name of Authorized Signer: Steven Nichtberger	Officer’s name: Timothy Rowe
Title: CEO	Title: CEO
DATE: 30 September 2024 | 4:57:58 AM PDT	DATE: 9/30/2024